  Fervo Energy Company
811 Main St, 1700
Houston, TX 77002
Fervo Energy Reports First Quarter 2026 Results
Houston, TX - June 22, 2026 - Fervo Energy Company (“Fervo” or the “Company”) (NASDAQ: FRVO), a
leading technology-enabled independent power producer of Enhanced Geothermal Systems (EGS), today reported financial and operational results for the first quarter ended March 31, 2026.
“This is the geothermal decade, and Fervo is leading the charge," said Tim Latimer, CEO and Co-founder of Fervo. "2026 is already off to a transformative start. We completed the largest primary energy and power IPO in recent memory, raising $2.2 billion to accelerate our multi-gigawatt development pipeline and near-term execution at Cape Station, the world’s largest enhanced geothermal project, which is on track for first power in Q4 2026. With 658 megawatts of contracted power purchase agreements and a 3-
gigawatt geothermal framework agreement with Google, Fervo is well positioned to deliver the clean, firm
24/7 power this country needs.”
BUSINESS AND OPERATIONAL HIGHLIGHTS
•Successfully completed an initial public offering on Nasdaq on May 14, 2026, issuing 80.5 million shares of
Class A common stock, including the full exercise of the underwriters’ over-allotment options, at a price of
$27.00 per share and raising approximately $2.2 billion in gross proceeds.
•Executed a Geothermal Framework Agreement (GFA) with Google to support the development of up to 3 gigawatts of geothermal capacity through 2033.
•Advanced Cape Station Phase I, which is expected to deliver approximately 100 megawatts, with GeoBlock
Unit 1 commissioning currently underway ahead of the planned Q4 2026 Commercial Operation Date (COD).
GeoBlock Units 2 and 3 continue to progress toward mechanical completion as scheduled ahead of planned
CODs in Q1 2027.
•Commenced construction of Cape Station Phase II in Q1 2026, which is expected to deliver approximately
400 megawatts. All long-lead equipment has been secured, and initial Phase II wells have been drilled as the
Company progresses toward expected COD in 2028.
•Validated premium resource quality at Blanford, a Utah GeoCluster north of Cape Station, with the
Cottonwood observation well reaching 555°F at 11,200 feet depth, the hottest well in Fervo history.
•Secured strategic supply partnerships with Turboden, ABB, and Vallourec to enable scaled geothermal deployment.
FINANCIAL HIGHLIGHTS
•Secured $421.4 million in non-recourse project financing for Cape Phase I, supporting the continued
commercialization and bankability of Fervo’s enhanced geothermal systems.
•Entered into an agreement with Liberty Mutual Insurance Company to monetize tax credits from Cape Station
Phase I, advancing capital deployment strategy for utility-scale geothermal development.
•Reported Q1 2026 operating loss of $20.1 million and net loss of $31.8 million.
•Reported Q1 2026 capital expenditures of $172.8 million, compared to $105.4 million in the first quarter of
2025, reflecting continued investment in Cape Station development and construction activities.
•Expects total capital expenditures of approximately $1.2 billion from Q2 2026 through Q1 2027, primarily allocated to Cape Station Phase I and Phase II construction and the development of other GeoClusters.
BUSINESS UPDATES
Commercial
In March 2026, Fervo Energy executed a Geothermal Framework Agreement (GFA) with Google that establishes a development framework for up to 3 gigawatts of geothermal capacity through 2033, including 1 gigawatt of proposed projects in the first two years. The GFA streamlines future offtake through a defined contract structure and priority geographies, while creating a path to accelerate near-term development of up to 1 gigawatt. The agreement also establishes a repeatable commercial model that Fervo believes can support future agreements with other large power buyers.
Construction
Cape Station Phase I, Fervo’s first greenfield development, is an approximately 100-megawatt installation comprising three 33-megawatt GeoBlocks. Fervo has drilled, stimulated, and completed all initial Phase I wells, concluding the phase’s initial subsurface program, and achieved mechanical completion at its first GeoBlock in the first quarter of 2026. During the quarter, the Company completed its largest zipper completion operation to date, during which the Company simultaneously stimulated six wells on a single pad, providing efficiency improvements that increased the number of stages stimulated per day while continuing to lower the cost per foot drilled and completed across Cape Phase I. With key power facility equipment installed and commissioning underway, Fervo remains on track for first power in Q4 2026, with GeoBlocks 2 and 3 expected to follow in Q1
2027.
Cape Station Phase II, a 400-megawatt expansion comprising eight 50-megawatt GeoBlocks, represents Fervo’s go-forward design and commenced construction in the first quarter of 2026. Two Helmerich & Payne rigs are actively drilling, and all four initial Fervo Generation 3.0 wells, the Company’s upsized 7,500-foot lateral design, have been drilled on the first well pad and are ready for completion. Erection of power generation facilities has also begun, with structural steel being assembled to support the air-cooled condenser units for GeoBlock 4, the first GeoBlock in the Cape Phase II program. Fervo continues to progress toward expected commercial operation in 2028.
Supply Chain
In the first half of this year, Fervo strengthened its supply chain through strategic partnerships with three key suppliers, Turboden, ABB, and Vallourec, spanning power generation, electrical equipment, and well construction.
Fervo and Turboden, a subsidiary of Mitsubishi Heavy Industries, have entered a turbine supply agreement covering up to 35 Organic Rankine Cycle units that together represent 1,750 megawatts of total power capacity.
The Company also entered into a strategic agreement with ABB to provide advanced motor control and electrification solutions for Cape Station, which is expected to help mitigate long lead-time risks that competing energy technologies increasingly confront. Finally, on well construction, the five-year supply agreement with
Vallourec is expected to provide Fervo with a sufficient base of domestically-manufactured tubulars needed for scaled subsurface development.
Development Pipeline
Fervo also progressed an additional GeoCluster area in its development pipeline by successfully drilling its first observation well at Blanford, Utah. The Cottonwood observation well reached 555°F at a depth of 11,200 feet, making it the hottest well in the Company's history and validating premium resource quality at a key development prospect.
Financing
Subsequent to quarter-end, in May 2026, Fervo completed its initial public offering and listed on Nasdaq, issuing
80.5 million shares of Class A common stock at $27.00 per share and generating gross proceeds of $2.2 billion, including the full exercise of the underwriters' over-allotment option. The offering was significantly upsized and priced above the revised range, reflecting strong investor demand.
The IPO provides Fervo with an opportunity to accelerate its strategic priorities. Fervo intends to assess the deployment of incremental capital across three areas: accelerating its commercial pipeline through 2030, investing in high-return R&D to drive down installed capital expenditures toward $3,000 per kilowatt, and positioning the
Company for growth beyond 2030.
Fervo also closed $421.4 million of non-recourse project debt for Cape Station Phase I. The financing was led by
Barclays, BBVA, HSBC, MUFG, and Société Générale as lead partners, with RBC, J.P. Morgan, and Sumitomo
Mitsui Trust Bank as additional participants. Fervo believes this represents the first non-recourse project financing for an enhanced geothermal systems project globally, structured on the same terms as conventional power, renewable energy, and infrastructure project finance. The facility is secured solely by Cape Station Phase I assets and cash flows and does not sit on Fervo's corporate balance sheet.
CONFERENCE CALL
Fervo will host a conference call to discuss its first quarter 2026 business, operational and financial highlights at
10:00 a.m. ET (9:00 a.m. CT) today, June 22, 2026. A live webcast of the conference call will be available in the
“Events” section of the Company’s investor relations website at ir.fervoenergy.com. To participate in Q&A on the call, register here to receive the dial-in information and a unique PIN. A replay of the call will be available shortly after the conclusion of the live webcast.
ABOUT FERVO
Fervo Energy (NASDAQ: FRVO) is a modern power company built around one of the market’s most important needs: new supply of clean, firm 24/7 power. Through the large-scale deployment of enhanced geothermal systems, Fervo has established a repeatable, industrial approach to building utility-scale power. The company is transforming geothermal into a clean, reliable, cost-competitive solution designed to meet rising demand from AI hyperscalers, utilities, and a more electricity-intensive economy. For more information, visit
www.fervoenergy.com.
FORWARD-LOOKING STATEMENTS
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which involve risks, uncertainties, and assumptions. All statements, other than statements of historical fact, are forward-looking statements. When used in this press release, the words
“aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,”
“intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,”
“target,” “will,” “would,” and similar expressions (including the negative of such terms) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.
Although Fervo believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Fervo’s control. Accordingly, forward-looking statements are not guarantees of future performance, and
Fervo’s actual outcomes could differ materially from what Fervo has expressed in its forward-looking statements.
Factors that could cause the outcomes to differ materially include (but are not limited to) the following: risks related to expanding our geothermal operations and accessing new markets; challenges in maintaining compliance with extensive environmental regulations and permitting requirements; uncertainties in forecasting future operational results and growth due to economic conditions and market demand; compliance with environmental regulations and climate change initiatives impacting operational costs; inherent risks in the geothermal industry, including potential operational disruptions and associated liabilities; the influence of consumer preferences, government policies, and competition on the demand for geothermal energy; risks associated with fluctuations in energy prices and material costs; dependence on a complex supply chain and successful maintenance of our geothermal infrastructure; financial performance influenced by fluctuations in interest rates, capital availability, and other market conditions; capacity actually constructed or for which we enter power purchase agreements under non-binding agreements, like the GFA; exposure to legal proceedings and claims arising from our business operations; protecting our brand reputation and facing potential negative public perception; negative public perception and political opposition impacting our ability to secure regulatory approvals and market acceptance;
the successful and timely execution of our growth strategy, with risks of delays or failures; reliance on key personnel and the potential impact of labor costs and workforce challenges; heavy reliance on technology systems and potential cybersecurity threats; global economic and political conditions affecting our operations, supply chain, and customer demand; the risk that our estimates of capacity potential and heat initially in place are inaccurate or that we are unable to produce quantities of electrical energy commensurate with such estimates; and
other risks and uncertainties, including those set forth under “Risk Factors” in Fervo’s Registration Statement on
Form S-1/A, filed with the Securities and Exchange Commission on May 11, 2026.
In light of these factors, the events anticipated by Fervo’s forward-looking statements may not occur at the time anticipated or at all. Moreover, Fervo operates in a very competitive and rapidly changing environment, and new risks emerge from time to time. Fervo cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly, you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this press release or, if earlier, as of the date they were made. Fervo does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(Dollars and shares in thousands except per share amounts)	Three months ended March 31,
	2026	2025
Revenues ...................................................................................................................	$61	$—
Costs and expenses:
Operation and maintenance ....................................................................................	482	252
Research and development income, net ..................................................................	(72)	(36)
General and administrative expense ........................................................................	16,990	7,679
Operating lease expense ..........................................................................................	2,620	1,989
Depreciation and amortization ................................................................................	93	47
Operating loss ......................................................................................................	(20,052)	(9,931)
Other income (expense):
Interest income .......................................................................................................	2,815	2,028
Interest expense ......................................................................................................	(2,717)	(1,227)
Other non-operating expense, net ............................................................................	(11,876)	(16)
Loss before income taxes ..........................................................................................	(31,830)	(9,146)
Net loss .....................................................................................................................	$(31,830)	$(9,146)

Net loss per share information:
Net loss ...................................................................................................................	$(31,830)	$(9,146)
Less: Remeasurement of redeemable noncontrolling interest .................................	(3,434)	—
Net loss attributable to common shares, basic and diluted ....................................	(35,264)	(9,146)
Weighted average shares, basic and diluted (1) ...................................................	9,467	8,961
Net loss per share attributable to common stockholders, basic and diluted (1) ...	$(3.72)	$(1.02)
(1) Shares for periods presented have been retroactively adjusted to reflect the 0.7194-for-1 reverse stock split effected on May 14, 2026 in connection with the Company’s IPO. See Note 2 – Significant Accounting Policies and Note 17 – Subsequent Events in the notes to condensed consolidated financial statements for details.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Dollars and shares in thousands)	As of March 31,	As of December 31,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents .....................................................................................	$280,776	$461,836
Grant receivables ...................................................................................................	16,755	10,580
Prepaid expenses and other ...................................................................................	10,338	9,714
Total current assets ..........................................................................................	307,869	482,130
Deposits .................................................................................................................	15,242	15,234
Construction-in-process ........................................................................................	972,040	789,571
Operating leases right of use assets .......................................................................	91,112	58,713
Restricted cash ......................................................................................................	6,000	6,000
Other long-term assets ...........................................................................................	35,244	13,520
Total assets .......................................................................................................	$1,427,507	$1,365,168
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable ...................................................................................................	$8,043	$10,789
Accrued capital expenditures ....................................................................................	147,610	119,303
Operating lease liabilities ........................................................................................	25,335	4,822
Other current liabilities ............................................................................................	20,932	16,997
Total current liabilities .......................................................................................	201,920	151,911
Long-term debt, net of issuance costs ......................................................................	186,636	172,837
Operating lease liabilities ........................................................................................	86,349	72,639
Other long-term liabilities .......................................................................................	24,673	11,407
Total liabilities .................................................................................................	499,578	408,794
Commitments and Contingencies (Note 16) ............................................................

Redeemable convertible preferred stock
Redeemable convertible preferred stock, par value $0.0001 per share; 283,546 and 283,546 authorized; 279,995 and 279,995 issued and outstanding as of March 31, 2026 and December 31, 2025, respectively .........................................	1,022,886	1,022,942
Redeemable noncontrolling interest
Cape Phase I HoldCo - Redeemable noncontrolling interest	103,843	102,586
Cape Phase I Intermediate HoldCo - Redeemable noncontrolling interest	79,521	77,344
Stockholders’ deficit:
Common stock, par value $0.0001 per share; 358,279 and 358,279 authorized; 9,873 and 9,457 issued as of March 31, 2026 and December 31, 2025, respectively(1)	1	1
Additional paid-in capital	—	—
Treasury stock, at cost; 270 and 270 shares as of March 31, 2026 and December 31, 2025, respectively (1) ..................................................................	(1,960)	(1,960)
Accumulated deficit ..............................................................................................	(276,362)	(244,539)
Total stockholders’ deficit ..................................................................................	(278,321)	(246,498)
Total liabilities, redeemable convertible preferred stock, redeemable noncontrolling interests and stockholders’ deficit ..............................................	$1,427,507	$1,365,168
(1) Shares for periods presented have been retroactively adjusted to reflect the 0.7194-for-1 reverse stock split effected on May 14, 2026 in connection with the Company’s initial public offering (“IPO”). See Note 2 – Significant Accounting Policies and Note 17 – Subsequent Events in the notes to condensed consolidated financial statements for details.
CONTACTS
Investor Relations
investor.relations@fervoenergy.com
ICR, Inc.
fervo@icrinc.com
V2 Communications for Fervo Energy
fervo@v2comms.com